Date

First Last

Company

Street

City, ST ZIP

First:

Thank you for stopping by the Paradigm Funds booth at the Matrix conference. Please join us in congratulating James Rothaus of PenCal in Pleasanton, CA, who was the winner of the HP Mini notebook computer.

We hope you enjoyed the conference as much as we did. Matrix “Get Connected” once again delivered valuable content in a beautiful setting.

We don’t pretend to know when the economy as a whole will begin to recover, but our research shows that small-cap outperformed large cap by an average of 3.96% per year during the three-year periods after each of the last four recessions.

The Paradigm Value Fund (PVFAX) offers fee-based retirement plan professionals a boutique five-star small-cap fund with significant capacity, allowing the fund to take meaningful positions in truly small companies.

	YTD 7/31/09	One Year	Five Year	Since Inception 1/1/03
PVFAX	18.06%	-16.39	6.93%	14.81%
Russell 2000 Value	5.79%	-20.67	0.83%	7.05%

We believe that fundamental analysis can help us identify sound small-cap businesses trading at significant discounts to our assessment of their intrinsic value. Our investment team reviews detailed financial statements, builds independent models, and interviews management teams, trying to identify those small companies we believe have the potential for significant earnings expansion.

Please let us know if there is anything we can do to help your business grow.

Cordially,

Gordon Sacks

Anthony Costa

Vice President

Senior Vice President

gsacks@paradigmcapital.com

            acosta@paradgimcapital.com

(518) 431-3261 direct

(609) 865-3795 direct

Performance data quoted represents past performance.  Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by call the transfer agent at
(800) 239-0732.

Investors should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the Paradigm Funds. You may obtain a prospectus at www.paradigm-funds.com, or by calling the transfer agent at (800) 239-0732. The prospectus should be read carefully before investing.

Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. stocks. These indices do not incur expenses and are not available for investment

Morningstar ranking as of 6/30/09. For funds with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. An overall rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating Metrics as of the date stated. As of 6/30/09 the number of funds in the Small Value category tracked by Morningstar was 316 for the 3 year period and Overall Ranking, and 239 for the 5 year period.  As of 6/30/09 Paradigm Value Fund did not have a 10 year rating.